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Exhibit 10.28

INDEMNITY AND GUARANTY AGREEMENT

        This INDEMNITY AND GUARANTY AGREEMENT (this "Agreement") is made as of March 22, 2006 by Timothy M. Marquez and Bernadette B. Marquez, as trustees of the Marquez Trust under Trust Agreement dated February 26, 2002, as amended (collectively, "Indemnitor"), whose address is c/o Venoco, Inc., 6267 Carpinteria Avenue, Carpinteria, California 93013, in favor of Venoco, Inc., a Delaware corporation ("Venoco") whose address is 6267 Carpinteria Avenue, Carpinteria, California 93013.

        Venoco is a party to an Environmental Indemnity Agreement (the "Original Indemnity Agreement") dated December 9, 2004 by and between 6267 CARPINTERIA AVENUE, LLC, a Delaware limited liability company and a wholly-owned subsidiary of Venoco ("Borrower") and Venoco in favor of GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation ("Lender") whose address is 60 Wall Street, 11th Floor, New York, New York 10005.

        Venoco is also a party to a Guaranty and Indemnity Agreement (the "Guaranty") dated December 9, 2004 in favor of Lender.

        The Original Indemnity Agreement and the Guaranty were made by Venoco in connection with a loan made by Lender to Borrower as evidenced by a Promissory Note dated December 9, 2004 (the "Note"), which note is secured by certain real property held by Borrower.

        Indemnitor is the sole stockholder of Venoco. Concurrently with the execution and delivery of this Agreement, Venoco is distributing to Indemnitor, as a dividend, its entire interest in Borrower (the "Dividend"). Pursuant to resolutions of the Governance/Nominating Committee of the Board of Directors of Venoco, acting pursuant to a delegation of authority by such Board of Directors, authorizing the Dividend, Venoco and Indemnitor have entered into an Assignment of Member Interest (the "Assignment"), dated the date hereof, evidencing the assignment to Indemnitor of all of Venoco's right, title and interest in Borrower.

        As a condition to the payment of the Dividend and the execution and delivery of the Assignment, Venoco requires that Indemnitor indemnify Venoco with respect to certain damages, costs and liabilities that it may incur under the Original Indemnity Agreement and the Guaranty.

        NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Indemnitor hereby covenants and agrees, as follows:

        1.     Indemnity. Indemnitor assumes liability for, and agrees to pay, protect, defend and save Venoco harmless from and against, and indemnify Venoco from and against, any and all liens, damages, losses, liabilities, obligations, settlement payments, penalties, fines, assessments, citations, claims, litigation, demands, defenses, judgments, suits, proceedings, costs and expenses of any kind or of any nature whatsoever (including, without limitation, reasonable attorneys', consultants' and experts' fees and disbursements) incurred by Venoco under or in connection with the Original Indemnity Agreement and the Guaranty to the extent any of the foregoing arises out of an act, omission, fact or circumstance first existing or occurring after the execution and delivery of this Agreement (collectively "Costs"). Indemnitor agrees to assume Venoco's obligations under the Original Indemnity Agreement and the Guaranty to protect and defend Lender from and against such Costs (at trial and appellate levels and with attorneys and consultants acceptable to Venoco, which Venoco shall have approved with Lender).

        2.     Acknowledgment. Indemnitor acknowledges and agrees that it has received and reviewed copies of the Original Indemnity Agreement, the Guaranty and the Loan Documents (as defined in the Original Indemnity Agreement and the Guaranty). Indemnitor acknowledges that Venoco's obligations under the Original Indemnity Agreement and the Guaranty are subject to all qualifications, waivers and agreements made by Venoco in such agreements, and Indemnitor's obligations to Venoco under this Agreement are subject to and derivative of these qualifications, waivers and agreements.

        3.     Indemnification Procedures.

          (a)   If any action shall be brought against Venoco based upon any of the matters for which Venoco is indemnified under this Agreement, Venoco shall immediately notify Indemnitor in writing and Indemnitor shall promptly assume the defense thereof, including, without limitation, the employment of counsel acceptable to Venoco and the negotiation of any settlement;

          (b)   If any action shall be brought against Lender based upon any of the matters for which Lender is indemnified or guaranteed under the Original Indemnity Agreement or the Guaranty, Venoco shall immediately forward the required notice from Lender to Indemnitor and Indemnitor shall promptly assume the defense thereof, including, without limitation, the employment of counsel acceptable to Venoco (which Venoco shall have approved with Lender) and the negotiation of any settlement;

provided, however, with respect to Section 3(a) and 3(b), that any failure of Venoco to notify Indemnitor of such matter shall not impair or reduce the obligations of Indemnitor. If Indemnitor shall fail to defend Venoco or Lender, as the case may be, against any claim, loss or liability for which Venoco or Lender is indemnified under this Agreement, the Original Indemnity Agreement or the Guaranty, as applicable, the liability of Indemnitor to Venoco hereunder shall be conclusively established by any settlement of such claim or liability by Venoco or Lender, as the case may be, provided such settlement is made in good faith. The amount of such liability includes both the settlement consideration and all of the costs and expenses (including, without limitation, reasonable attorneys' fees) incurred by Venoco or Lender in effecting such settlement. Venoco's or Lender's, as the case may be, good faith in any such settlement shall be conclusively established if the settlement is made on the advice of independent legal counsel for Venoco or Lender.

          (c)   Indemnitor shall not, without the prior written consent of Venoco (which, in the case of an action under Section 3(b) shall only be given after Venoco has obtained the prior written consent of Lender): (i) settle or compromise any action, suit, proceeding or claim (each, an "Action") or consent to the entry of any judgment that does not include as an unconditional term thereof the delivery by the claimant or plaintiff to Venoco or Lender, as the case may be, of a full and complete written release of Venoco or Lender (in form, scope and substance satisfactory to Venoco or Lender in its sole discretion) from all liability in respect of such Action and a dismissal with prejudice of such Action, or (ii) settle or compromise any Action in any manner that may adversely affect Venoco or Lender (including, without limitation, Lender's reputation) or obligate Venoco or Lender to pay any sum or perform any obligation as determined by Lender in its sole discretion.

          (d)   All Costs shall be immediately reimbursable to Venoco when and as incurred and without any requirement of waiting for the ultimate outcome of any Action, and Indemnitor shall pay to Venoco any and all Costs within five (5) days after written notice from Venoco itemizing the amounts thereof incurred to the date of such notice. In addition to any other remedy available for the failure of Indemnitor to periodically pay such Costs, such Costs, if not paid within said five-day period, shall bear interest at the Default Rate (as defined in the Note).

        4.     Reinstatement of Obligations. If at any time all or any part of any payment made by Indemnitor or received by Venoco from Indemnitor under or with respect to this Agreement is or must be rescinded or returned for any reason whatsoever (including, but not limited to, the insolvency, bankruptcy or reorganization of Indemnitor), then the obligations of Indemnitor hereunder shall, to the extent of the payment rescinded or returned, be deemed to have continued in existence, notwithstanding such previous payment made by Indemnitor, or receipt of payment by Venoco, and the obligations of Indemnitor hereunder shall continue to be effective or be reinstated, as the case may be, as to such payment, all as though such previous payment by Indemnitor had never been made.

        5.     Waivers by Indemnitor.

          (a)   Indemnitor expressly waives any and all benefits, rights and/or defenses which might otherwise be available to Indemnitor under California Civil Code sections 2809, 2810, 2819, 2839, 2845, 2848, 2849, 2850, 2899, 2953 and 3433.

          (b)   Indemnitor expressly waives any and all benefits, rights and/or defenses which might otherwise be available to Indemnitor under California Code of Civil Procedure sections 580a, 580b, 580d and 726.

          (c)   Indemnitor acknowledges that it has been made aware of the provisions of California Civil Code section 2856, has read and understands the provisions of that statute, has been advised by its counsel as to the scope, purpose and effect of that statute, and based thereon, and without limiting the foregoing waivers, Indemnitor agrees to waive all suretyship rights and defenses described in Civil Code sections 2856(a) and (b). Without limiting any other waivers herein, Indemnitor hereby gives the following waiver pursuant to Section 2856(b) of the California Civil Code: Indemnitor waives all rights and defenses arising out of an election of remedies by Venoco.

          (d)   Indemnitor waives the benefit of any statute of limitations affecting the liability of the Indemnitor hereunder or the enforcement thereof, including, without limitation, any rights arising under Section 359.5 of the California Code of Civil Procedure.

          (e)   Indemnitor assumes the responsibility for keeping informed of the financial condition of the Borrower and of all other circumstances bearing upon the risk of nonpayment of the Costs.

        6.     Survival. This Agreement shall be deemed to be continuing in nature and shall remain in full force and effect and shall survive so long as the Original Indemnity Agreement or the Guaranty survives.

        7.     Notice. All notices, demands, requests or other communications to be sent by one party to the other hereunder or required by law shall be in writing and shall be deemed to have been validly given by delivery of the same in person to the intended addressee, or by depositing the same with a reputable private courier service for next business day delivery to the intended addressee at its address set forth on the first page of this Agreement or at such other address as may be designated by such party as herein provided, or by depositing the same in the United States mail, postage prepaid, registered or certified mail, return receipt requested, addressed to the intended addressee at its address set forth on the first page of this Agreement or at such other address as may be designated by such party as herein provided. All notices, demands and requests shall be effective upon such personal delivery, or one (1) business day after being deposited with the private courier service, or two (2) business days after being deposited in the United States mail as required above. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given as herein required shall be deemed to be receipt of the notice, demand or request sent.

        8.     Successive Actions. A separate right of action hereunder shall arise each time Venoco acquires knowledge of any matter requiring indemnification by Indemnitor under this Agreement. Separate and successive actions may be brought hereunder to enforce any of the provisions hereof at any time and from time to time. No action hereunder shall preclude any subsequent action, and Indemnitor hereby waives and covenants not to assert any defense in the nature of splitting of causes of action or merger of judgments.

        9.     SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.

          (a)   INDEMNITOR, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, (i) SUBMITS TO PERSONAL JURISDICTION IN THE STATE OF CALIFORNIA IN ANY SUIT, ACTION OR PROCEEDING ARISING FROM OR

  RELATING TO THIS AGREEMENT, (ii) AGREES THAT ANY SUCH ACTION, SUIT OR PROCEEDING MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION SITTING IN THE COUNTY AND STATE, IN WHICH THE PROPERTY IS LOCATED, (iii) SUBMITS TO THE JURISDICTION OF SUCH COURTS, AND (iv) AGREES THAT HE WILL NOT BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM (BUT NOTHING HEREIN SHALL AFFECT THE RIGHT OF VENOCO TO BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM).

          (b)   INDEMNITOR AND VENOCO BY THEIR ACCEPTANCE OF THIS AGREEMENT, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, WAIVES, RELINQUISHES AND FOREVER FORGOES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO THIS AGREEMENT OR ANY CONDUCT, ACT OR OMISSION OF VENOCO OR INDEMNITOR, OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, PARTNERS, MEMBERS, EMPLOYEES, AGENTS OR ATTORNEYS, OR ANY OTHER PERSON AFFILIATED WITH VENOCO OR INDEMNITOR, IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. INDEMNITOR HEREBY CONSENTS AND AGREES TO SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER LEGAL PROCESS, IN CONNECTION WITH ANY SUIT, ACTION OR PROCEEDING ARISING FROM OR RELATING TO THIS AGREEMENT BY REGISTERED OR CERTIFIED U.S. MAIL, POSTAGE PREPAID TO INDEMNITOR AT THE ADDRESS SET FORTH HEREINABOVE.

        10.   Miscellany.

          (a)   This Agreement contains the entire agreement between the parties respecting the matters herein set forth and supersedes all prior agreements, whether written or oral, between the parties respecting such matters. Any amendments or modifications hereto, in order to be effective, shall be in writing and executed by the parties hereto. A determination that any provision of this Agreement is unenforceable or invalid shall not affect the enforceability or validity of any other provision, and any determination that the application of any provision of this Agreement to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to any other persons or circumstances.

          (b)   THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO ITS CONFLICTS OF LAWS RULES.

          (c)   This Agreement shall bind Indemnitor and its personal representatives, successors and assigns and shall inure to the benefit of Venoco, its officers, directors, shareholders (other than Indemnitor), agents and employees of Venoco and their respective heirs, personal representatives, successors and assigns. Notwithstanding the foregoing, Indemnitor shall not assign any of its rights or obligations under this Agreement without the prior written consent of Venoco, which consent may be withheld by Venoco in its sole discretion.

          (d)   The failure of any party hereto to enforce any right or remedy hereunder, or to promptly enforce any such right or remedy, shall not constitute a waiver thereof nor give rise to any estoppel against such party nor excuse any of the parties hereto from their respective obligations hereunder. Any waiver of such right or remedy must be in writing and signed by the party to be bound.

          (e)   This Agreement is subject to enforcement at law or in equity, including actions for damages or specific performance.

          (f)    Time is of the essence hereof.

          (g)   The term "business day" as used herein shall mean a weekday, Monday through Friday, except a legal holiday or a day on which banking institutions in New York, New York are authorized by law to be closed.

          (h)   The captions and headings of the sections and paragraphs of this Agreement are for convenience of reference only and shall not be construed in interpreting the provisions hereof.

          (i)    In the event either party retains the services of an attorney or any other consultants in order to enforce this Agreement, or any portion thereof, the prevailing party in any such enforcement action shall be entitled to recover from the other party any and all costs and expenses, including, without limitation, reasonable attorney's fees, incurred as a result thereof.

          (j)    Timothy M. Marquez and Bernadette B. Marquez hereby represent and warrant that they have all requisite power and authority to execute, deliver and perform this Agreement and that this Agreement has been duly executed and delivered by them.

        IN WITNESS WHEREOF, Indemnitor has executed this Agreement as of the date first written above.

INDEMNITOR:
/s/ TIMOTHY M. MARQUEZ, TRUSTEE Timothy M. Marquez, Trustee of the Marquez Trust under Trust Agreement dated February 26, 2002, as amended
/s/ BERNADETTE B. MARQUEZ, TRUSTEE Bernadette B. Marquez, Trustee of the Marquez Trust under Trust Agreement dated February 26, 2002, as amended

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INDEMNITY AND GUARANTY AGREEMENT